UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 13, 2009

JESUP & LAMONT, INC.
 (Exact name of Registrant as specified in its charter)

Florida	1-31292	56-3627212
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Fifth Avenue 3rd Floor New York, NY 10019
 (Address Of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code 800-356-2092

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01:              Other Events.

On August 13, 2009, Jesup & Lamont, Inc. (the “Company”) received notice from NYSE Amex that it had regained compliance with all continued listing standards of NYSE Amex.  Following its review of financial and quantitative listing standards, as well as previously noted governance and corporate matters, NYSE Amex confirmed that the Company is now in compliance with the standards of continued listing contained in Sections 704 and 801(h) of the NYSE Amex Company Guide.

A copy of the press release announcing the Company’s regaining of compliance is furnished as Exhibit 99.1 hereto.  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01:              Financial Statements and Exhibits

(d)           Exhibits:

99.1           Press Release dated August 17, 2009.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Empire Financial Holding Company

Dated: August 17, 2009	By:	/s/ Alan Weichselbaum
Alan Weichselbaum
Chief Executive Officer